Exhibit 99.1

SWK Holdings Corporation Announces Filing of Form S-3 Shelf Registration Statement

Authorizes 10b5-1 Stock Repurchase Program

DALLAS, May 19, 2022 – SWK Holdings Corporation (Nasdaq: SWKH) (“SWK” or the “Company”), a life science focused specialty finance company catering to small- and mid-sized commercial-stage companies, announced today that it has filed a universal shelf registration statement on Form S-3 with the Securities and Exchange Commission (“SEC”). Once declared effective by the SEC, SWK may from time to time issue various types of securities, including common stock, preferred stock, senior or unsecured debt securities and/or warrants, up to an aggregate amount of $200 million. Among other things, the Company is exploring issuing senior and/or unsecured debt under the registration statement, though at this time, there is no guarantee that the Company will pursue or complete a debt offering.

SWK also announced today that its Board of Directors has authorized the Company to repurchase up to an aggregate of $10.0 million of the Company’s common stock from time-to-time until May 15, 2023, through a “10b5-1 trading plan” in compliance with Rule 10b-18 under the Securities Exchange Act of 1934. The actual timing, number and value of shares repurchased under the program will depend on several factors, including the constraints specified in the 10b5-1 trading plan, price, and general market conditions. There is no guarantee as to the exact number of shares that will be repurchased under the trading plan.

“We believe this shelf registration statement positions SWK to efficiently capitalize our balance sheet and continue growing our core specialty finance business to help life sciences companies fulfill their growth capital needs,” CEO Winston Black said. “Additionally, we continue to view the repurchase of our shares as an attractive and prudent use of our capital that is in the best interests of our stockholders.”

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state. Any offering of the securities covered under the shelf registration statement will be made solely by means of a prospectus and an accompanying prospectus supplement relating to that offering. A copy of the prospectus included in the registration statement may be obtained on the SEC’s website at www.sec.gov.

About SWK Holdings Corporation

SWK Holdings Corporation is a specialized finance company with a focus on the global healthcare sector. SWK partners with ethical product marketers and royalty holders to provide flexible financing solutions at an attractive cost of capital to create long-term value for both SWK’s business partners and its investors. SWK believes its financing structures achieve an optimal partnership for companies, institutions and inventors seeking capital for expansion or capital and estate planning by allowing its partners to monetize future cash flow with minimal dilution to their equity stakes. SWK also owns Enteris BioPharma, whose Peptelligence® and ProPerma™ drug delivery technologies create oral formulations of peptide-based and BCS class II, III, and IV small molecules. With Enteris, SWK has the opportunity to grow its finance business by actively building a wholly-owned portfolio of milestones and royalties through licensing activities. Additional information on the life science finance market is available on the Company’s website at www.swkhold.com.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “exploring,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect SWK’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” and elsewhere in SWK’s Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein, could affect the Company’s future financial results and could cause actual results to differ materially from those expressed in such forward-looking statements. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause the Company’s actual results to differ materially from expected and historical results. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

For more information, please contact:

Tiberend Strategic Advisors, Inc.

Daniel Kontoh-Boateng (Investors)

dboateng@tiberend.com

Jason Rando / Bill Borden (Media)

jrando@tiberend.com

bborden@tiberend.com